UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

Car Charging Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-149784	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1691 Michigan Avenue, Suite 601
Miami Beach, Florida 33139
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions.  These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”).  Actual results may differ significantly from those set forth in the forward-looking statements.  These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

Blink Acquisition

Asset Purchase Agreement

On October 16, 2013, Blink Acquisition LLC, a Florida Limited Liability Company (“Blink Acquisition”) and wholly owned subsidiary of Car Charging Group, Inc. (the “Company”), closed on an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated October 10, 2013, with ECOtality, Inc., a Nevada corporation, Electronic Transportation Engineering Corporation, an Arizona corporation, ECOtality Stores, Inc., a Nevada corporation, ETEC North, LLC, a Delaware limited liability company, The Clarity Group, Inc., an Arizona corporation, and G.H.V. Refrigeration, Inc., a California corporation, (each, a “Seller” and collectively, the “Sellers” or “ECOtality”) (the “Acquisition”), for the acquisition of the Blink Network, and certain assets and liabilities relating to the Blink Network.

The Acquisition was consummated pursuant to the terms of the Asset Purchase Agreement between Blink Acquisition and the Sellers, dated October 10, 2013. The purchase price was initially determined through arms-length negotiation between the parties and was subject to certain contingencies, including the approval of the United States Bankruptcy Court for the District of Arizona (the “Court”). In connection with the approval process, a court-ordered auction was conducted on October 8, 2013. The Company made the prevailing bid, which was approved by the Court on October 9, 2013.

Pursuant to the court-approved bid, the Company agreed to acquire the Seller’s assets for approximately $3,335,000 to be delivered at closing, and payment of certain liabilities of the Sellers under certain assumed contracts. The Seller delivered an Assignment and Assumption Agreement, an IP Assignment and Assumption Agreement and a Bill of Sale executed by each Seller relating to the Blink Assets (defined below).

The Company paid the cash purchase price for the Acquisition with the funds acquired pursuant to the Securities Purchase Agreement described below.

Description of Blink Assets

The assets purchased in the Acquisition (the “Blink Assets”) include, but are not limited to, all right, title and interest in the Blink Network and all Blink Network-related assets of ECOtality, a clean electric transportation and storage technology firm.  The Blink Network is a turnkey electric vehicle (“EV”) charging station network operating system for EV charging stations across the country.  The Blink Assets include all of Blink’s charging station inventory of 2746 Level II and 191 DC fast charging stations, as well as over 12,750 installed charging stations.  Blink Acquisition will also assume all Blink-related Intellectual Property, consisting of but not limited to, registered trademarks and patents in the United States and abroad.

Description of The EV Project

The Company will now work with the U.S. Department of Energy (the “DoE”) to develop a plan to complete “The EV Project”, for which ECOtality had previously served as the project manager.  The project is funded by the DoE through a federal stimulus grant of $114,800,000, made possible by the American Recovery and Reinvestment Act (“ARRA”).  The grant was matched by private investment, bringing the total value of the project to approximately $230,000,000.  ECOtality oversaw the installation of approximately 12,700 commercial and residential Blink charging stations in 16 cities and major metropolitan areas in six states, as well as in the District of Columbia.

Financing

On October 11, 2013, in connection with the Acquisition, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Eventide Gilead Fund (the “Purchaser”) for an aggregate of $5,000,000 (the “Aggregate Subscription Amount”).  Pursuant to the Securities Purchase Agreement, the Company issued the following to the Purchaser: (i) 7,142,857 shares (the “Shares”) of the Company’s common stock, par value $0.001, valued at $0.70 per share (the “Common Stock”); and (ii) warrants (the “Warrants”) to purchase an aggregate of 7,142,857 shares of Common Stock (the “Warrant Shares”) for an exercise price of $1.00 per share.

Warrants

The Warrants issued in the Securities Purchase Agreement, are exercisable for an aggregate of 7,142,857 shares of the Company’s Common Stock for a period of five years from the original issue date. The exercise price for the Warrant Shares is $1.00 per share.

Registration Rights Agreement

In connection with the sale of the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register all of the Shares and Warrant Shares (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 30 calendar days following the Closing Date (the “Filing Deadline) and to use best efforts to cause the Registration Statement to be declared effective under the Securities Act within 60 days following the Closing Date (or, in the event of a “full review” by the SEC, within 120 calendar days following the Closing Date) (the “Effectiveness Deadline”). If the Company does not meet the Filing Deadline or the Effectiveness Deadline, the Company will have to pay the Purchaser a penalty equal to 1% of the Aggregate Subscription Amount.

The foregoing description of the terms of the Asset Purchase Agreement, Securities Purchase Agreement, the form of Warrant, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements filed as exhibits 2.1, 10.1, 4.1, and 10.2 to this Current Report on Form 8-K (this “Report”).

Item 2.01 Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Report, which disclosure is incorporated herein by reference.

The Company issued the Shares and Warrant in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b).  The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by  the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and the Company. The Company engaged a placement agent for this offering for a total fee of $500,000 and warrants to purchase 714,285 shares of the Company’s common stock with an exercise price of $0.87.

Item 7.01  Regulation FD Disclosure

The information contained in this Item 7.01, together with the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 10, 2013, the Company conducted a conference call with its investors regarding its successful bid to acquire the Blink Assets.   The transcript of the conference call is furnished as exhibit 99.1 to this Report.

Item 8.01 Other Events.

Press Release

On October 10, 2013, the Company issued a press release announcing its winning bid to purchase the Blink Assets, and on October 17, 2013 the Company issued a press release announcing the acquisition of ECOtality’s Blink Assets, a copy of which are filed as exhibits 99.2 and 99.3, respectively, to this Report.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated October 10, 2013, by and among ECOtality, Inc., Electronic Transportation Engineering Corporation, ECOtality Stores, Inc., ETEC North, LLC, The Clarity Group, Inc., G.H.V. Refrigeration, Inc., and Blink Acquisition LLC.

4.1	Form of Warrant.
10.1	Securities Purchase Agreement, dated October 11, 2013.
10.2	Registration Rights Agreement, dated October 11, 2013.
99.1	Transcript of October 10, 2013 Investor Conference Call
99.2	Press Release, dated October 10, 2013
99.3	Press Release, dated October 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2013

Car Charging Group, Inc.

By:	/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer